UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2020

BLUE RIDGE BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-39165	54-1470908
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1807 Seminole Trail, Charlottesville, Virginia		22901
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (540) 743-6521

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par Value	BRBS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

First Amendment to Agreement and Plan of Reorganization

As previously reported, on August 12, 2020, Blue Ridge Bankshares, Inc., a Virginia corporation (the “Corporation”) entered into an Agreement and Plan of Reorganization (the “Original Agreement”) with Bay Banks of Virginia, Inc., a Virginia corporation (“BAYK”). Pursuant to the Original Agreement, BAYK will merge with and into the Corporation, with the Corporation as the surviving corporation (the “Merger”). At or immediately following consummation of the Merger, Virginia Commonwealth Bank, the wholly-owned Virginia chartered commercial banking subsidiary of BAYK, will be merged with and into Blue Ridge Bank, National Association, the Corporation’s wholly-owned national bank subsidiary (the “Bank”), with the Bank as the surviving bank.

On November 6, 2020, the Corporation and BAYK entered into a First Amendment to the Original Agreement (the “First Amendment” and, together with the Original Agreement, the “Agreement”). The First Amendment provides that, upon completion of the Merger, the boards of the Corporation and the Bank will be fixed at 15 directors (increased from 13 directors provided for in the Original Agreement), consisting of eight directors (increased from seven directors provided for in the Original Agreement) to be designated by the Corporation (including Larry Dees, the current chairman of the board of directors of the Corporation, who will continue to serve as chairman of the board of directors of the Corporation following consummation of the Merger, and Brian K. Plum, the current chief executive officer of the Corporation) and seven directors (increased from six directors provided for in the Original Agreement) to be designated by BAYK (including the current chairman of the board of directors of BAYK and Randal R. Greene, the current president and chief executive officer of BAYK).

Other than as modified by the First Amendment, the Original Agreement remains in full force and effect as originally executed on August 12, 2020.

The foregoing description of the First Amendment and the Original Agreement is not complete and is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 2.1.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01, and to the Original Agreement, which was filed as Exhibit 2.1 to the Corporation’s Current Report on Form 8-K filed on August 14, 2020.

The Agreement should not be read alone, but should instead be read in conjunction with other information regarding the Corporation, BAYK and their respective affiliates or their respective businesses, the Agreement and the Merger that will be contained in or incorporated by reference into the registration statement on Form S-4 of the Corporation that includes a prospectus of the Corporation and a joint proxy statement of the Corporation and BAYK, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that the Corporation makes with the Securities and Exchange Commission (the “SEC”).

Important Information and Where to Find It:

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy securities of the Corporation or a solicitation of any vote or approval. The Corporation has filed a registration statement on Form S-4 and other documents regarding the proposed transaction with the SEC to register the shares of the Corporation’s common stock to be issued to the shareholders of BAYK. The registration statement includes a joint proxy statement/prospectus, which will be sent to the shareholders of the Corporation and BAYK in advance of each company’s respective shareholder meeting that will be held to consider the proposed Merger. Before making any voting or investment decision investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed transaction because they contain important information about the Corporation, BAYK and the proposed Merger. Shareholders are also urged to carefully review the Corporation’s public filings with the SEC, including, but not limited to, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and proxy statements. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, from the Corporation at www.mybrb.com.com under the tab “Investor Relations” or by directing a request to Blue Ridge Bankshares, Inc., 17 West Main Street, P.O. Box 609, Luray, Virginia 22835, Attn.: Investor Relations. The information on the Corporation’s website is not, and shall not be deemed to be, a part of this report or incorporated into other filings the Corporation makes with the SEC.

The Corporation, BAYK and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Corporation and BAYK, respectively, in connection with the proposed Merger. Information about the directors and executive officers of the Corporation and their ownership of the Corporation’s common stock is set forth in the Corporation’s proxy statement in connection with its annual meeting of shareholders, as previously filed with the SEC on May 18, 2020. Information about the directors and executive officers of BAYK and their ownership of BAYK’s common stock is set forth in BAYK’s proxy statement in connection with its annual meeting of shareholders, as previously filed with the SEC on April 29, 2020. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1.1	First Amendment, dated as of November 6, 2020, to the Agreement and Plan of Reorganization, dated as of August 12, 2020, between Blue Ridge Bankshares, Inc. and Bay Banks of Virginia, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC. (Registrant)

Date: November 13, 2020	By:	/s/ Amanda G. Story
Amanda G. Story Chief Financial Officer